Income Taxes	6 Months Ended
Jun. 30, 2023
Income Tax [Abstract]
Income Taxes

NOTE N — Income Taxes

Prior to the Closing Date, NET Power, LLC represented a pass-through entity for state and federal income tax consideration, which passed through its income or loss to its partners; therefore, it did not record income tax (benefit) expense. The following table presents the Company’s Income tax (benefit) expense and the effective income tax rate during the period from June 8 through June 30, 2023 (Successor):

June 8 – June 30, 2023 (Successor)
Income tax expense (benefit)	$(672)
Effective tax rate	0.6%

The provision for income taxes differs from the amount of income tax computed by applying the U.S. statutory federal tax rate of 21.0% to the loss before income taxes due to income (loss) from non-taxable pass-through entities related to non-controlling interests, non-deductible expenses, outside basis adjustments and the valuation allowance placed against deferred tax assets.